UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2012

COMMUNITY HEALTH SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15925	13-3893191
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4000 Meridian Boulevard

Franklin, Tennessee 37067

(Address of principal executive offices)

Registrant’s telephone number, including area code: (615) 465-7000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Indenture Governing CHS/Community Health Systems, Inc.’s 7.125% Senior Notes due 2020

On July 18, 2012, CHS/Community Health Systems, Inc. (the “Issuer”), a wholly-owned subsidiary of Community Health Systems, Inc. (the “Company”), issued $1,200,000,000 aggregate principal amount of its 7.125% Senior Notes due 2020 (the “2020 Notes”). The terms of the 2020 Notes are governed by an indenture, dated July 18, 2012, between the Issuer, the Company, the other guarantors party thereto and Regions Bank, as trustee (the “2020 Notes Indenture”). The 2020 Notes Indenture is being filed as Exhibit 4.1 to this Current Report on Form 8-K.

The 2020 Notes bear interest at a rate of 7.125% per year payable semi-annually in arrears on January 15 and July 15 of each year, commencing January 15, 2013.

The Issuer may redeem some or all of the 2020 Notes at any time prior to July 15, 2016 at a price equal to 100% of the principal amount of the 2020 Notes redeemed plus accrued and unpaid interest, if any, plus a “make-whole” premium, as described in the 2020 Notes Indenture. The Issuer may redeem some or all of the 2020 Notes at any time on or after July 15, 2016 at the redemption prices set forth in the 2020 Notes Indenture, plus accrued and unpaid interest, if any. In addition, the Issuer may redeem up to 35% of the aggregate principal amount of the 2020 Notes at any time prior to July 15, 2015 using the net proceeds from certain equity offerings at the redemption price set forth in the 2020 Notes Indenture, plus accrued and unpaid interest, if any.

If the Company or the Issuer experience a Change of Control (as defined in the 2020 Notes Indenture), the Issuer is required to offer to repurchase the 2020 Notes at 101% of their principal amount plus accrued and unpaid interest, if any, to the date of purchase.

The 2020 Notes Indenture provides for customary events of default which include (subject in certain cases to customary grace and cure periods), among others, nonpayment of principal or interest, breach of other agreements in the 2020 Notes Indenture, failure to pay certain other indebtedness, failure to pay certain final judgments, failure of certain guarantees to be enforceable and certain events of bankruptcy or insolvency. The 2020 Notes Indenture contains covenants that, among other things, limit the Company’s ability and the ability of its restricted subsidiaries to incur or guarantee additional indebtedness, pay dividends or make other restricted payments, make certain investments, create or incur certain liens, sell assets and subsidiary stock, transfer all or substantially all of the Company’s assets or enter into merger or consolidation transactions and enter into transactions with affiliates.

A copy of the press release announcing the completion of the offering of the 2020 Notes is being filed as Exhibit 99.1 to this Current Report on Form 8-K.

Supplemental Indenture to the Indenture Governing CHS/Community Health Systems, Inc.’s 8 7/8% Senior Notes due 2015

On July 18, 2012, the Company announced the results of the Issuer’s previously-announced tender offer and consent solicitation relating to its 8 7/8% Senior Notes due 2015 (the “2015 Notes”). As of 5:00 p.m., New York City time, on July 17, 2012, which was the consent expiration and withdrawal time specified in the Offer to Purchase and Consent Solicitation Statement (“the Statement”), holders of an aggregate principal amount of $639,705,000 of 2015 Notes tendered their notes and consented to the proposed amendments contained in the Statement. Such tenders and consents have been accepted by the Issuer and have not been withdrawn.

On July 18, 2012, the Issuer paid $1,026.00 in total consideration per $1,000 of 2015 Notes that had been accepted by the Issuer. The Issuer paid the tender and consent consideration with a portion of the proceeds from the 2020 Notes.

On July 18, 2012, pursuant to the terms of the Statement, and having received consents to the proposed amendments from holders of approximately 68.5% of the outstanding aggregate principal amount of 2015 Notes, the Issuer and U.S. Bank National Association, as trustee, entered into a supplemental indenture (the “Fifteenth Supplemental Indenture”) to the Indenture, dated July 25, 2007, governing the 2015 Notes (the “2015 Notes Indenture”). The Fifteenth Supplemental Indenture amends the 2015 Notes Indenture to eliminate substantially all of the restrictive covenants imposed upon the Issuer and the Company. The Fifteenth Supplemental Indenture is being filed as Exhibit 4.4 to this Current Report on Form 8-K.

A copy of the press release announcing the results of the tender offer and consent solicitation is being filed as Exhibit 99.2 to this Current Report on Form 8-K.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 with respect to the Issuer’s issuance of the 2020 Notes is incorporated by reference herein.

Item 8.01. Other Events.

On May 15, 2012, the Issuer, each of the parties identified as a New Subsidiary Guarantor therein and U.S. Bank National Association, as trustee, entered into a supplemental indenture to the 2015 Notes Indenture and a supplemental indenture to the indenture, dated November 22, 2011, among the Issuer, the Company, the other guarantors thereto, in each case, to add additional subsidiary guarantors. These supplemental indentures are being filed as Exhibits 4.2 and 4.3 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

The following items are included as Exhibits to this report and incorporated herein by reference:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

4.1	Senior Notes Indenture relating to CHS/Community Health Systems, Inc.’s 7.125% Senior Notes due 2020, dated as of July 18, 2012, by and among CHS/Community Health Systems, Inc., the Guarantors party thereto and Regions Bank, as Trustee

4.2	Third Supplemental Indenture relating to CHS/Community Health Systems, Inc.’s 8.000% Senior Notes due 2019, dated as of May 15, 2012, by and among CHS/Community Health Systems, Inc., the guarantors party thereto and U.S. Bank National Association

4.3	Fourteenth Supplemental Indenture relating to CHS/Community Health Systems, Inc.’s 8 7/8% Senior Notes due 2015, dated as of May 15, 2012, by and among CHS/Community Health Systems, Inc., the guarantors party thereto and U.S. Bank National Association

4.4	Fifteenth Supplemental Indenture relating to CHS/Community Health Systems, Inc.’s 8 7/8% Senior Notes due 2015, dated as of July 18, 2012, by and among CHS/Community Health Systems, Inc., the guarantors party thereto and U.S. Bank National Association

99.1	Press Release of Community Health Systems, Inc., dated July 18, 2012, relating to the closing of the 2020 Notes Offering

99.2	Press Release of Community Health Systems, Inc., dated July 18, 2012, relating to the early tender results

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY HEALTH SYSTEMS, INC.

Date: July 18, 2012	By:	/s/ Wayne T. Smith
Wayne T. Smith
Chairman of the Board, President and Chief Executive Officer (principal executive officer)

	By:	/s/ W. Larry Cash
W. Larry Cash
Executive Vice President, Chief Financial Officer and Director (principal financial officer)

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

4.1	Senior Notes Indenture relating to CHS/Community Health Systems, Inc.’s 7.125% Senior Notes due 2020, dated as of July 18, 2012, by and among CHS/Community Health Systems, Inc., the Guarantors party thereto and Regions Bank, as Trustee

4.2	Third Supplemental Indenture relating to CHS/Community Health Systems, Inc.’s 8.000% Senior Notes due 2019, dated as of May 15, 2012, by and among CHS/Community Health Systems, Inc., the guarantors party thereto and U.S. Bank National Association

4.3	Fourteenth Supplemental Indenture relating to CHS/Community Health Systems, Inc.’s 8 7/8% Senior Notes due 2015, dated as of May 15, 2012, by and among CHS/Community Health Systems, Inc., the guarantors party thereto and U.S. Bank National Association

4.4	Fifteenth Supplemental Indenture relating to CHS/Community Health Systems, Inc.’s 8 7/8% Senior Notes due 2015, dated as of July 18, 2012, by and among CHS/Community Health Systems, Inc., the guarantors party thereto and U.S. Bank National Association

99.1	Press Release of Community Health Systems, Inc., dated July 18, 2012, relating to the closing of the 2020 Notes Offering

99.2	Press Release of Community Health Systems, Inc., dated July 18, 2012, relating to the early tender results